SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 12, 2001
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)




                               BUCS FINANCIAL CORP
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Maryland                         0-32437              52-2269586
--------------------------            -------------          ------------
(State or other jurisdiction           (File No.)            (IRS Employer
     of incorporation)                                    Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland                     21117
---------------------------------------------                   ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (410) 998-5304
                                                    --------------


                                 Not Applicable
            ---------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               BUCS FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         On April 12, 2001, the Registrant received notice from its independent accountants, Jameson & Associates, P.A., of their resignation from their engagement as the Registrant's independent public accountants. As of the date hereof, no new independent accountant has been engaged by the Registrant.

         Jameson & Associates's reports on the Registrant's consolidated financial statements for the two fiscal years ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with audits of the two fiscal years ended December 31, 2000 and the subsequent interim period preceding the date hereof, there were no disagreements between the Registrant and Jameson & Associates on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Jameson & Associates, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports. During the two most recent fiscal years and the subsequent interim period preceding the date hereof, there were no reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

16.1 Letter of concurrence from Jameson & Associates, P.A. regarding change in certifying accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               BUCS FINANCIAL CORP



Date: April 26, 2001                  By:      /s/Herbert J. Moltzan
                                               ---------------------------------
                                               Herbert J. Moltzan, President